UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2024

RPM INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2628 Pearl Road, Medina, Ohio	44256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 273-5090

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	RPM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2024, in connection with his upcoming retirement, Edward W. Moore resigned from his position as Senior Vice President, General Counsel, Chief Compliance Officer and Secretary of RPM International Inc. (the “Company”), and Tracy D. Crandall, formerly Vice President — Compliance and Sustainability, Associate General Counsel and Assistant Secretary of the Company, was elected Vice President, General Counsel, Chief Compliance Officer and Secretary. Effective as of October 4, 2024, Mr. Moore became Corporate Counsel for the Company. A copy of the Company’s press release regarding these leadership transitions, dated October 4, 2024, is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Annual Meeting Results

The Annual Meeting of Stockholders of the Company was held on October 3, 2024. The following matters were voted on at the Annual Meeting, and the results were as follows:

(i) Approval of an amendment of the Company’s Amended and Restated Certificate of Incorporation to require the annual election of Directors:

For	103,257,626
Against	2,143,050
Abstain	419,284
Broker Non-Votes	9,444,026

For approval, at least 80% of the outstanding shares of the Company’s common stock must have voted in favor of the amendment of the Company’s Amended and Restated Certificate of Incorporation. Since 80.2% of the outstanding shares of the Company’s common stock voted for approval, the amendment of the Company’s Amended and Restated Certificate of Incorporation was approved by the Company’s stockholders.

(ii) Election of Bruce A. Carbonari, Jenniffer D. Deckard and Salvatore D. Fazzolari as Directors of the Company. The nominees were elected as Directors with the following votes:

Bruce A. Carbonari

For	98,677,911
Withheld	7,142,049
Broker Non-Votes	9,444,026

Jenniffer D. Deckard

For	104,813,771
Withheld	1,006,189
Broker Non-Votes	9,444,026

Salvatore D. Fazzolari

For	103,284,812
Withheld	2,535,148
Broker Non-Votes	9,444,026

In addition to the Directors above, the following Directors’ terms of office continued after the Annual Meeting: Kirkland B. Andrews, Robert A. Livingston, Frederick R. Nance, General Ellen M. Pawlikowski (Retired), Frank C. Sullivan, William B. Summers, Jr., and Elizabeth F. Whited.

(iii) The proposal to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, was approved with the following votes:

For	98,210,077
Against	7,071,735
Abstain	538,148
Broker Non-Votes	9,444,026

(iv) The proposal to approve the Company’s 2024 Omnibus Equity and Incentive Plan was approved with the following votes:

For	101,965,235
Against	3,445,520
Abstain	409,205
Broker Non-Votes	9,444,026

(v) The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2025 was approved with the following votes:

For	114,588,698
Against	507,600
Abstain	167,688
Broker Non-Votes	0

For information on how the votes for the above matters were tabulated, see the Company’s Definitive Proxy Statement used in connection with the Annual Meeting of Stockholders on October 3, 2024.

Item 8.01.	Other Events.

On October 3, 2024, the Company issued a press release announcing an increase in its quarterly cash dividend. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of the Company, dated October 4, 2024, announcing leadership transitions.

99.2	Press Release of the Company, dated October 3, 2024, announcing a dividend increase.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM International Inc.
(Registrant)

Date October 9, 2024

/s/ Tracy D. Crandall
Tracy D. Crandall Vice President, General Counsel, Chief Compliance Officer and Secretary